PARKERVISION

Corporate Presentation
Presented September 2010

This document shall not constitute an offer to sell or the solicitation of an offer to buy securities of ParkerVision, Inc. (the "Company").

This presentation may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and is subject to the safe harbor created by those rules. All statements, other than statements of fact, included in this presentation, including without limitation, statements regarding potential future plans and objectives of the Company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following: general economic and business conditions; successful product development activities and deployment; competition; unexpected changes in technologies and technological advances; and the ability to obtain adequate financing in the future. The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosure detailed in certain of the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K, available at http://www.sec.gov. The Company assumes no obligation to update the information contained in this presentation.

AGENDA

ParkerVision


Well-positioned Partners
Disruptive Technology
Imminent Commercial Launch
Un-served Market Need

TECHNOLOGY ADOPTION

UNIQUE OPPORTUNITY

- Disruptive RF technology set for imminent high-volume product launch
- Serving the world's largest volume consumer product market
- Addressing a glaring need not currently solved by incumbents
- Partnered with companies rapidly increasing their market share in the mobile handset industry
- Clearly defined sales pipeline to large revenue ramp and profitability
- Well-connected and positioned to execute on manufacturing ramp

PARKERVISION OVERVIEW

CATEGORY
- Fabless semiconductor firm
- RFICs for cellular communications
- Global cellphone industry

INVESTMENT
- $100m and 7 years R&D + IP portfolio
- Insiders = >10% ownership
- Institutions = >40% ownership

STRUCTURE
- Publicly held – NASDAQ: PRKR
- ~ $40m market cap on 41 million shares
- 55 employees - HQ in Jacksonville, FL

SOLUTIONS
- Power-sipping RF increases battery life
- 1-2 hours of additional use per charge
- Simplifies design of complex phones

STAGE
- Near-term product/revenue
- Initial 3G product launch in late 2010
- Terms agreed for initial 1M unit order

PARTNERS
- Large Asian cellphone launch customer
- Established baseband IC partner
- Leading manufacturing partners




ParkerVision

THE COMPANY

ParkerVision

BALANCE SHEET AND OPERATING STATEMENT

Balance Sheet Highlights (unaudited) in 000's

	June 30, 2010	Dec 31, 2009
Cash and available for sale securities	$ 7,657	$ 13,491
Other current assets	379	594
Property and equipment, net	692	836
Intangible assets, net	9,819	10,078
Other assets	529	546
Total assets	$ 19,076	$ 25,545
Current liabilities	$ 1,294	$ 1,508
Long term liabilities	75	154
Shareholders' equity	17,707	23,883
Total liabilities and shareholders' equity	$ 19,076	$ 25,545

Summary of Operations (unaudited) in 000's

($ in 000's except per share amounts)	Six Months Ended June 30, 2010	2009
Service Revenue	$ 63	$ -
Cost of Sales	46	-
Gross Margin	17	-
Research & Development	4,467	6,575
Sales & Marketing	903	1,153
General & Administrative	2,413	3,208
Total Operating Expense	7,783	10,936
Interest and Other	25	38
Net Loss	$ (7,741)	$ (10,898)
Net Loss per common share	$ (0.19)	$ (0.35)
Wtd avg. shares outstanding	41,197	30,823

Balance Sheet Detail

- **41.2 MM common shares outstanding**
- **5.3 MM options outstanding (weighted average share price of ~$19)**
- **No long term debt**
- **$5.4 MM cash used for operations in first half 2010**

Operating Statement Detail

- **Share based compensation included in operating expenses as follows:**

	Six Months Ended June 30, 2010	2009
Research & development	$ 633	$ 1,110
Sales & marketing	255	342
General and administrative	676	1,330
Total Share Based Compensation	$ 1,564	$ 2,782

ParkerVision

ORGANIZATION

EXECUTIVE DIRECTORS

- Jeffrey Parker (Chairman)
- David Sorrells

INDEPENDENT DIRECTORS

- Papken der Torossian
  - Retired; former CEO of Silicon Valley Group and ECS Microsystems; former President at Plantronics
- Bill Hightower
  - Retired; former President, COO & Director of Silicon Valley Group; former Division President at AT&T
- John Metcalf
  - Retired; former CFO of semiconductor companies; former CFO Partner with Tatum
- Bill Sammons
  - Retired; former President of North American operations for Carrier Corporation
- Robert Sterne
  - Founding partner of Sterne, Kessler, Goldstein & Fox; specializing in Intellectual Property law
- Nam Suh
  - President of KAIST University in Korea; former MIT dean and faculty member, 60 US and numerous foreign patents

EXECUTIVE OFFICERS

- Jeffrey Parker (CEO)
  - Founder; Family owns >10% of company; Former EVP of Carrier/Parker Electronics JV (mixed signal HVAC controls ASIC's) - later acquired by United Technologies. Holds 27 patents
- Cindy Poehlman (CFO)
  - 20+ years experience in financial/accounting management positions including 6 years big-five public accounting. Head of ParkerVision finance & accounting since 1994
- David Sorrells (CTO)
  - 15+ years leading ParkerVision R&D team. Led the development of advanced mixed signal ASIC's at Carrier/Parker Electronics. Holds 101 patents
- John Stuckey (EVP)
  - 15+ years experience in key management positions in marketing, product management, business development and M&A for global technology firms such as Thomson

THE CELLPHONE MARKET

CELLPHONE UNITS GLOBALLY



Units Shipped (mil)
1800
1600
1400
1200
1000
800
600
400
200
0
694 3/4G
798 3/4G
936 3/4G
1066 3/4G
2010
2011
2012
2013
2G
3G
4G

MARKET

- Largest global consumer device market
- 1.2 billion units sold annually: 2009
- 2G/3G/4G CAGR 2009-2013: 9.8%
- 3G/4G CAGR 2009-2013: 15.4%

Source: Forward Concepts

THE MARKET NEED: POWER-SIPPING RF

ADVANCED NETWORKS

- 50-70% of phone battery consumption comes from RF transmit chain during typical 3G voice call
- Increased phone usage (data & voice)
- Dead phones = lost operator revenue

CELLPHONE ACHILLES HEEL = BATTERY LIFE

- Lack of high-efficiency RFICs for 3G/4G
- 3G phone battery life much shorter than 2G
- Common complaint – highly publicized

INVESTMENT TO ADVANCE MOBILE PHONE RF

- Desired RF advances require significant investment in time and money
- Creates steep barrier to entry
- ParkerVision has successfully advanced the art - volume 3G product imminent

ParkerVision

ADDRESSABLE GLOBAL 2.5G/3G CELLPHONE MARKET


3G SUBSCRIBERS (MIL)
WITHIN ADDRESSABLE MARKET
400
350
300
250
200
150
100
50
0
50
91
115
150
190
228
273
320
355
2006 2007 2008 2009 2010 2011 2012 2013 2014

Source: Industry Report


ADDRESSABLE MARKET FORECASTS
UNIT SHIPMENTS (MIL)
400
300
200
100
2010 2011 2012 2013 2014
25% CHURN
35% CHURN
45% CHURN

Source: Industry Report w/ Internal Scenarios

ADDRESSABLE MARKET DATA

- 2.5G/3G market combined = 742M subscribers forecasted by 2014
- 3G market only = 355M subscribers forecasted by 2014
- Current global handset churn rate is 25% and is increasing yearly (U.S. churn rate currently at 55%)
- Forecast represents a look at three different churn profiles
- Potential handset shipments could reach 343M by 2014

** Addressable market = that which ParkerVision is able to serve with its current and near-term product portfolio and baseband partnership*

ParkerVision

INDUSTRY CHALLENGES WITH BATTERY LIFE AND DEVICE HEAT

MARKET TREND

- Steve Jobs, CEO, Apple

"(3G chipsets) are real power hogs, as you know, the handset battery life used to be 5-6 hours for GSM, but when we got to 3G they got cut in half."

- RCR Wireless

"(3G) phones become hot to the touch as a result of overworked components; battery life is unacceptably short because stronger signals for high-speed data require more battery current"

- Wireless Blogger

"(3G battery life) is probably one of the most discussed topics here at AC (Android Community Forum). Every one has complained and everyone has also given their own scenario that shows that the battery life is terrible"

SOLUTION NEEDED

Need for a disruptive innovation that brings 3G talk/data time near that of 2G.

The solution must operate without…

- Becoming Overheated
- Growing in Size
- Increasing Cost

PARKERVISION RF DEVICES

Disruptive RF solution that reduces current consumption significantly over traditional solutions

The ParkerVision solution:

- Increases 3G talk/data time to levels near that of 2G devices
- Reduces system heat by 50% over traditional systems
- Competitive system cost/size due to a number of architecture features unique to the industry

ParkerVision

THE TECHNOLOGY

ADVANCED NON-LINEAR RF ARCHITECTURE

- Unified non-linear modulation and amplification approach
- Redefines RF efficiency and linearity relationship
- Sizable patent portfolio on architecture, circuitry and implementation

INTELLIGENT UNIQUE RF CIRCUIT DESIGN

- Complete unified RF transmit chain
- Baseband I/Q data in to amplified RF carrier out
- Performs dynamic amplifier class transitioning
- Power efficient for complex RF carriers

PERFORMANCE PROGRAMMABILITY

- Integrated calibration ensures highest performance, repeatability, and yield
- Single package solution - minimal external parts
- Simplifies phone design-in process and mfging

THE DEVICES



Baseband Processor
ParkerVision RF

UNIFIED 3G SOLUTION REPLACES TRADITIONAL RF TRANSMITTER / PA

- Ultra-low power usage & heat dissipation
- Cellular bands available: Oct 2010
- Cellular/PCS bands available: 2011

ROADMAP TO 4G & MULTI-TRANSMIT ARCHITECTURES

- Technology expansion into 4G-LTE
- Carriers trending towards simultaneous voice/data transmitters
  - Increased battery drain generates even more need for high efficiency (and increases unit ASP)

PARKERVISION RF

ParkerVision

A DISRUPTIVE INNOVATION IS:

- A product or service designed for a new set of customers who have needs that were previously unserved by existing incumbents

IT IS NOT:

- Sustaining innovation; evolutionary developments, e.g. Moore's Law

STAGES OF DISRUPTIVE INNOVATION:

- RIDICULE: this will never work…
- DENIAL: because… "expert" analysis
- ACCEPTANCE: it becomes self-evident

STAGES OF DISRUPTIVE INNOVATION

Ridicule:

- It is compared with incumbents' evolutionary developments and it is concluded that 'it can never work'

Denial by experts:

- It is evaluated using existing technology & design baselines resulting in incorrect conclusions

Acceptance:

- Detractor's story changes abruptly from 'it can never work' to 'anyone can do it'

ParkerVision

The Problem: Traditional Linear Analog RF Transmit Chains

TRADITIONAL TECHNOLOGIES

- Transmit chains used in today's cell phones use traditional linear analog RF components
- The same basic analog RF circuits have been used for decades while only the materials to build the analog RF circuits have improved.


Baseband
Transceiver
PA
Duplexer

THE PROBLEM: TRADITIONAL LINEAR ANALOG RF TRANSMIT CHAINS

TRADITIONAL TECHNOLOGIES

- Analog RF circuits consume more power and generate more heat as the RF signal transmitted becomes more complex to provide for more users and faster data rates – 2G…2.5G…3G…3.5G…4G…


3G/4G NETWORKS
+
DATA APPLICATIONS
+
PHONE COMPLEXITY
= BATTERY LIFE


Baseband
Transceiver
PA
Duplexer

ParkerVision

LEADING EDGE TECHNOLOGY

- Replaces the traditional analog linear transmitter and PA with a...
  - High-efficiency
  - Single package, all-silicon
  - Non-linear switching
  - RF Power Transmitter
  - Consumes less power and generates less heat
  - Delivers excellent RF signal quality


Baseband
ParkerVision RF Solution
Duplexer

LONGEST BATTERY LIFE & LOWEST HEAT

ParkerVision talk-time improvement at typical operating conditions versus traditional solutions



6:00
5:00
4:00
3:00
2:00
1:00
Adds 60%
Traditional
ParkerVision
900mAh
1500mAh
Battery Size

Source: Internal analysis

At full output power, the ParkerVision RF solution produces ½ of the heat of traditional solutions



110° C
55° C
C
F

Traditional Solution ParkerVision Solution

Source: Internal analysis

UNPRECEDENTED RF ENERGY SAVINGS

- Save more than a smartphone display consumes
- Actual phone performance gains measured
- Increases battery life and reduces heat

LOW HEAT BENEFITS

- Enables previously unavailable packaging options for large signal IC's
- Eliminates heat dissipation circuitry and shielding

ParkerVision

NEAR TERM PRODUCT LAUNCH/REVENUE RAMP

WELL POSITIONED PARTNERS

- Strong relationship w/ baseband partner
- Direct foundry relationships: IBM, TSMC
- Leading assembly & test partner

ESTABLISHED SUPPLY CHAIN

- Initial orders through baseband supplier
- Direct ship from Asian assembly partner
- First shipments targeted late 2010

LARGE INITIAL CUSTOMER

- Asian firm selling under own brand-name
- Tens of millions of phones sold annually
- One of the fastest growing handset firms

IMMINENT REVENUE RAMP

- Designing solution into 3G handset now
- Redesign of recent 3G phone - proven volume for this design
- Initial customer volumes of up to 3 million a year


ParkerVision RF + PA
IBM / TSMC Foundries
Baseband Company
Assembly & Test Company
Handset Manufacturer

ParkerVision

PARKERVISION MARKET OPPORTUNITY

Total Addressable Market - in $$


Millions
$800
$780
$760
$740
$720
$700
$680
$660
$713
$746
$783
2011
2012
2013

MARKET OPPORTUNITY

- Addressable Market = market can be served with existing and near-term products (excludes opportunities that could be addressed with longer-term product expansion)
- Addressable market of over $700 million annually
- Underlying forecast model assumes unit sales based on a 35% subscriber churn
- Forecast also assumes that revenue is 100% generated by sale of packaged ICs (no royalty revenue or other)

Every market point gained = $7-8 million of revenue for ParkerVision

KEY MILESTONES: 2010 – H1 2011

MILESTONES

- Near-term focus is to attach to a significant market share of our baseband partner's shipments

  (BB Partner is focused on a 200-350 million unit per year segment of the mobile handset market)

1. Complete & test pre-production 3G mobile handsets with cell phone OEM customer
2. OEM initial order triggers 1 million piece blanket P.O.
3. Device production ramp and initial shipments
4. Additional design-win
5. Successful launch in this initial market segment paves the way for our other initiatives in the mobile handset space

THANK YOU